                                                                   EXHIBIT 10.16


                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is made as of June 8, 1999 (the "Registration Rights Agreement"), by and among musicmaker.com, Inc., a Delaware
------------------------------
corporation (the "Company"), Virgin Holdings, Inc., a Delaware corporation,
                  -------
including any of its transferees of Registrable Securities (together with any holder of Virgin Registrable Securities (as hereinafter defined), "Virgin"), Rho
                                                                   ------
Management Trust I, a New York trust ("Rho"), The Columbia House Company, a New
                                       ---
York partnership ("Columbia House"), certain officers and directors of the
                   --------------
Company who are shareholders of the Company listed on Schedule I ("Officers and
                                                      ----------   ------------
Directors") and the other shareholder of the Company listed on Schedule II
---------                                                      -----------
(collectively with the Officers and Directors, the "Other Holders").  Virgin,
                                                    -------------
Rho, Columbia House and the Other Holders are referred to collectively herein as the "Registration Rights Holders."
     ---------------------------

     WHEREAS, pursuant to the Agreement, dated as of June 8, 1999 (the "Agreement"), between the Company and Virgin, in exchange for the rights granted
----------
by Virgin to the Company under a License Agreement, the Company will issue to Virgin shares of common stock of the Company (the "Common Stock").
                                                   ------------

     WHEREAS, in order to induce Virgin to enter into the Agreement, the Company has agreed to grant registration rights with respect to Virgin Registrable Securities as set forth in this Registration Rights Agreement;

     WHEREAS, the registration rights of Rho, Columbia House and the Other Holders under this Registration Rights Agreement replace and supersede existing registration rights granted by the Company to Rho, Columbia House and the Other Holders pursuant to those agreements listed on Schedule III hereto (the
                                               ------------
"Existing Registration Rights Agreements") which are being terminated effective
----------------------------------------
the date hereof; and

     WHEREAS, each Rho, Columbia House and the Other Holders own the shares of Common Stock set forth beside its name on Schedule IV;
                                          -----------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1. General; Securities Subject to this Registration Rights
                -------------------------------------------------------
Agreement.
---------

        (a)  Grant of Rights.  The Company hereby grants registration rights to
             ---------------
Virgin, Rho, Columbia House and the Other Holders upon the terms and conditions set forth in this Registration Rights Agreement.

        (b)  No Other Rights.  The Company hereby represents and warrants
             ---------------
that, other than those rights granted pursuant to the Existing Registration Rights Agreements (which are being terminated upon execution of this Registration Rights Agreement) and the rights granted pursuant to the agreements listed on Schedule V, the Company has not granted or agreed to grant any
          ----------
registration rights to any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity, any of the foregoing herein being referred to as "Person," and there are no other existing agreements, arrangements or
    ------
understandings between the Company and any other Person relating to registration rights.

        (c)  Agreement of Registration Rights Holders.  Rho, Columbia House
             ----------------------------------------
and the Other Holders hereby acknowledge and agree that, effective as of the date hereof, the Existing Registration Rights Agreements are terminated and of no further force and effect, and that this Registration Rights Agreement replaces and supersedes any and all agreements, arrangements and understandings (including the Existing Registration Rights Agreements), whether written or oral, between the Company and each of Rho, Columbia House and the Other Holders with respect to registration rights.

        (d)  Registrable Securities.  Registrable Securities means each of the
             ----------------------
following: (a) any and all shares of Common Stock currently held by the Registration Rights Holders; (b) any and all shares of Common Stock issued to any of the Registration Rights Holders upon conversion or exercise of convertible securities of the Company currently held by them; (c) all Common Stock which Virgin holds at any time ("Virgin Registrable Securities"); and
                                       -----------------------------
(d) any shares of Common Stock issued or issuable to any of the Registration Rights Holders by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     For the purposes of this Registration Rights Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act of 1933, as amended, (the "Securities Act") by the Securities
                                              --------------
and Exchange Commission (the "Commission") and such Registrable Securities have
                              ----------
been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities (other than Virgin Registrable Securities) may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (iii) such Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Registration Rights Agreement or (iv) such Registrable Securities cease to be outstanding. From and after the date that a Registration Rights Holder no longer owns

Registrable Securities, such Registration Rights Holder shall not be subject to the provisions of this Registration Rights Agreement.

     Section 2. Demand Registrations.
                --------------------

        (a)   Requests for Registration.  At any time after 9 months of an
              -------------------------
initial public offering of shares of Common Stock (an "IPO"), and subject to the
                                                       ---
limitations set forth in Sections 2(c) and (d), Virgin, Rho or Columbia House may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form
 ------------------------
registration ("Short-Form Registrations"), if available. Subject to the
               ------------------------
limitations set forth in Section 2(g), any Other Holder of Registrable Securities may participate in registrations under the Securities Act of all or any portion of its Registrable Securities initiated by Virgin, Rho and/or Columbia House. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations." The Registration Rights Holder
                       --------------------
initially requesting a registration of Registrable Securities shall be referred to herein as the "Initiating Holder." Demand Registrations shall be made through
                  -----------------
Short-Form Registrations whenever the Company is permitted to do so. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all Registration Rights Holders and, subject to the limitations set forth in Section 2(g), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. Notwithstanding anything herein to the contrary, a Demand Registration may not be requested pursuant to this Section 2(a) unless the number of Registrable Securities requested to be included in such Demand Registration is at least 750,000.

        (b) Additional Virgin Rights.  In addition to the Demand Registration
            ------------------------
rights granted to Virgin pursuant to Section 2(a), Virgin shall be entitled to cause the Company to effect an IPO. The Company shall include in any IPO (whether or not caused by Virgin), without regard to Section 3(c) below, such number of Virgin Registrable Securities as Virgin may elect, up to a maximum number of Registrable Securities equal to such number that results in Virgin receiving proceeds (after deduction of underwriters commissions and discounts) in the IPO of $40 million. The Registration Expenses of Virgin shall be paid by the Company. Rho, Columbia House and the Other Holders shall not be entitled to include any of their Registrable Securities in the IPO.

        (c) Permitted Virgin Demand Registrations.  Virgin shall be entitled to
            -------------------------------------
request four Demand Registrations, two of which may be Long-Form Registrations.

        (d)  Permitted Rho and Columbia House Demand Registrations.  Rho and
             -----------------------------------------------------
Columbia House each shall be entitled to request, (i) in the case of Rho, one Long-Form and two Short-Form Registrations, and (ii) in the case of Columbia House, one Long-Form and one Short-Form Registration; provided that, if Rho
                                                      --------
requests a Long-Form Registration, Columbia House may not request a Long-Form Registration, and if Columbia House requests a Long-Form Registration, Rho may not request a Long-Form Registration.

        (e)  Inclusion in Demand Registrations.  In addition to the rights
             ---------------------------------
granted to the Registration Rights Holders, subject to Sections 2(b) and 2(g),
(i) Virgin, Rho and Columbia House are entitled to participate in a Demand Registration requested by any one of them and (ii) each Other Holder may participate in a Demand Registration initiated by Virgin, Rho and/or Columbia House.

        (f)  Effective Registration Statement.  A registration requested
             --------------------------------
pursuant to this Section 2 shall not be deemed to have been effected:

                (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (y) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its best efforts to keep such registration statement effective until such time as all of the Registrable Securities cease to be Registrable Securities;

                (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Registration Rights Holders and has not thereafter become effective; or

                (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Registration Rights Holders.

        (g)  Priority on Demand Registrations.  The Company shall not include
             --------------------------------
in any Demand Registration any securities which are not Registrable

Securities without the prior written consent of the Registration Rights Holders holding a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Registration Rights Holders holding a majority of the Registrable Securities to be included in such registration without adversely affecting the marketability of the offering, the Company shall only include Registrable Securities in such registration and shall include Registrable Securities in such registration in the following priority,
(i) first, the number of Registrable Securities requested to be included by
    -----
Virgin, Rho and Columbia House which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of their respective percentage ownership of Registrable Securities, and (ii) second, all securities requested
                                              ------
to be registered by the Other Holders which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of their respective percentage ownership of Registrable Securities. If the total number of Registrable Securities requested to be included in such registration cannot be included as provided in the preceding sentence, the Initiating Holder of such registration shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of such notice by the Company and, in the event of such withdrawal, such request shall be counted for purposes of the requests for registration to which such Initiating Holder is entitled pursuant to Section 2, unless such Initiating Holder pays the expenses of such registration.

        (h) Listing.  The Company shall list the Registrable Securities
            -------
subject to Section 2(a) on The Nasdaq Stock Market or another of the national securities exchanges or automated quotation system.

        (i) Expenses.  The Company will pay all Registration Expenses (except
            --------
for any underwriting commissions or discounts) in connection with the IPO and any Demand Registration requested pursuant to this Section 2.

        (j)  Limitations, Conditions and Qualifications to Obligations Under
             ---------------------------------------------------------------
Registration Covenants.  The Company shall not be obligated to effect any
----------------------
Demand Registration within 180 days after the effective date of a previous Demand Registration. Anything in this Registration Rights Agreement to the contrary notwithstanding, it is understood and agreed that the Company shall not be required to file a registration statement, amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement if the Company is then involved in discussions concerning, or otherwise engaged in, an acquisition, disposition, financing or other material transaction if the Board of Directors of the Company determines in good faith that the making of such a filing, supplement or amendment at such time would materially adversely effect or interfere with such transaction (a "Valid Business Reason"); provided that the
                                    ---------------------    --------
Company shall not postpone making filings, supplements or amendments for more than an aggregate of 90 days in any 12-month period. The Company shall promptly give the Registration Rights Holders written notice of such postponement, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. Upon receipt by a Registration Rights Holder of notice of an event of the kind described in this Section 2(j), such Registration Rights Holder will discontinue its disposition of Registrable Securities until it receives a notice from the Company that such disposition may continue and of any supplemented or amended prospectus indicated in such notice. If the Company postpones the filing of a registration statement, the Initiating Holder of such registration shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which such Initiating Holder is entitled pursuant to Section 2. If the Company shall give any notice of postponement or withdrawal of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement or withdrawal no longer exists (but in no event later than 90 days after the date of the postponement) and upon notification by the Initiating Holder that it wishes to proceed, use its best efforts to promptly effect the registration under the Securities Act of the Registrable Securities covered by such postponed or withdrawn registration statement. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing pursuant to this paragraph more than once in any 12-month period.

        (k) Underwriting Procedures.   If the Initiating Holder so elects, the
            -----------------------
offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter shall be selected in accordance with Section 2(l).

        (l) Selection of Underwriters.   The Registration Rights Holders
            -------------------------
holding a majority of the Registrable Securities included in any underwritten Demand Registration shall have the right to select the managing underwriters of such underwritten offering. The Company shall have the right to approve such managing underwriters, which approval shall not be unreasonably withheld.

        (m) Other Registration Rights.  Except as provided in this
            -------------------------
Registration Rights Agreement, (i) the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Registration Rights Holders holding a majority of the Registrable Securities, and (ii) the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, on terms which are more favorable (e.g., rights which are other than pari passu) to such Person than those granted to Virgin hereunder without the prior written consent of the Registration Rights Holders holding a majority of the Registrable Securities.

     Section 3. Piggyback Registrations.
                -----------------------

        (a)  Right to Piggyback.  Whenever the Company proposes to register
             ------------------
any of its securities under the Securities Act at any time after an IPO (other than pursuant to a Demand Registration (which is addressed under Section 2 above rather than under this Section 3)) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback
                                                        ---------
Registration"), the Company shall give prompt written notice to all Registration
------------
Rights Holders of its intention to effect such a registration and, subject to
Section 3(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided, that if,
                                                          --------
at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Registration Rights Holder requesting inclusion in such registration and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Registration Rights Holder entitled to cause a registration to be effected as a registration under
Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such Company securities.

        (b)  Piggyback Expenses.  The Registration Expenses of the
             ------------------
Registration Rights Holders shall be paid by the Company in all Piggyback Registrations, whether or not such Piggyback Registration becomes effective.

        (c)  Priority on Piggyback Registrations.  If a Piggyback Registration
             -----------------------------------
is an underwritten registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the
                                               -----
Company proposes to sell for its own account, (ii) second, the Registrable
                                                   ------
Securities requested to be included in such registration, pro rata among the Registration Rights Holders on the basis of their respective ownership of Registrable Securities, and (iii) third, other securities requested to be
                                  -----
included in such registration; provided, however, that for purposes of this
                               --------  -------

Section

3(c), all holders of Virgin Registrable Securities shall be considered one Registration Rights Holder. The Company shall not limit the number of Registrable Securities to be included in a Piggyback Registration pursuant to this Registration Rights Agreement in order to include shares held by stockholders with no registration rights or to include any shares of stock issued to employees, officers, directors or consultants pursuant to any stock option plan unless such employees, officers, directors or consultants have registration rights.

        (d)  Selection of Underwriters.  Registration Rights Holders holding a
             -------------------------
majority of the Registrable Securities included in any underwritten Piggyback Registration shall have the right to approve the managing underwriters selected for such offering, which approval shall not be unreasonably withheld.

     Section 4.  Holdback Agreements.
                 -------------------

        (a) No Registration Rights Holder shall effect any public sale or distribution (including sales pursuant to Rule 144, except in the case of Columbia House, which shall be entitled to effect sales pursuant to Rule 144; provided, that Columbia House shall not effect any public sale or distribution,
--------
including pursuant to Rule 144, during the seven days prior to and the 180-day period beginning on the effective date of an IPO, unless the underwriters managing the IPO otherwise agree) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

        (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use reasonable best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Registration Rights Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     Section 5.  Registration Procedures.  Whenever the Registration Rights
                 -----------------------
Holders have requested that any Registrable Securities be registered pursuant to this Registration Rights Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

        (a) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as practicable) file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by a majority of the Registration Rights Holders covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the prompt review and comment of such counsel);

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (y) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its best efforts to keep the registration statement effective and updated, from the date such registration statement is declared effective until such time as all of the Registrable Securities cease to be Registrable Securities;

        (c) furnish to each seller of Registrable Securities covered by such registration statement, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

        (d) use its reasonable best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

        (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

        (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

        (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers, Inc. (the "NASD") automated quotation system and, if
                               ----
listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" on The Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure authorization of The Nasdaq Stock Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

        (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

        (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions (including, without limitation, causing representatives of the Company to participate in any "road show" or "road shows") as the Registration Rights Holders holding a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

        (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case subject to confidentiality restrictions reasonably imposed by the Company;

        (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

        (l) permit any Registration Rights Holder which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

        (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

        (n) in the case of an underwritten or "best efforts" offering, at the request of any seller or sellers of Registrable Securities, furnish at the effective date of such registration statement to such sellers of Registrable Securities, and such sellers' underwriters, if any, a signed counterpart of:

             (x) an opinion of counsel for the Company, dated the effective date of such registration statement or, if applicable, the date of the closing under the underwriting agreement, and

             (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request.

     Section 6.   Registration Expenses.  "Registration Expenses" means all
                  ---------------------    ---------------------
expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration and filing fees, all fees of The Nasdaq Stock Market, other national securities exchanges or the NASD, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities). The reasonable fees and expenses of one counsel to the Registration Rights Holders (selected by Registration Rights Holders representing at least 50% of the Registrable Securities covered by such registration) and the reasonable fees and disbursements of each additional counsel retained by any Registration Rights Holder for the purpose of rendering a legal opinion to the underwriter on behalf of such Registration Rights Holder in connection with any underwritten Demand Registration or Piggyback Registration. Notwithstanding the foregoing, in the event the Company shall determine, in accordance with Section 3(a) or Section 2(j), not to register any securities with respect to which it had given written notice of its intention to so register to Registration Rights Holders, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Registration Rights Holders in connection with such registration on or prior to the date the Company notifies the Registration Rights Holders of such determination shall be deemed Registration Expenses.

     Section 7.  Indemnification.
                 ---------------

        (a) The Company agrees to indemnify, to the extent permitted by law, each Registration Rights Holder, its officers, directors, partners, members, affiliates and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses, caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the

Company by such holder expressly for use therein or caused by the failure of such holder to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same and such holder was legally obligated to make such delivery. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Registration Rights Holders. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by any Registration Rights Holder.

        (b) In connection with any registration statement in which a Registration Rights Holder is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder specifically stating that it is for use in the preparation of such registration statement, prospectus or preliminary prospectus, amendment or supplement; provided that the obligation to
                                     --------
indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

        (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder unless and only to the extent that such failure results in the indemnifying party's forfeiture of substantive rights or defenses) and (ii) unless such indemnified party has been advised in writing by counsel that a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless an indemnified party has been advised in writing by counsel that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        (d)  Contribution.  If the indemnification provided for in this
             ------------
Section 7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7(a) or 7(b), the indemnified party and the indemnifying party under Section 7(a) or 7(b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same, including those incurred in connection with any claim for indemnity hereunder),
(i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; provided, however, that for purposes of this clause (ii), the
           --------  -------
relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

        (e)  Other Indemnification.  Indemnification and contribution similar
             ---------------------
to that specified in the preceding subdivisions of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

        (f)  Indemnification Payments.  The indemnification and contribution
             ------------------------
required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     Section 8. Rule 144.  The Company covenants that, after the IPO, it shall
                --------
file (a) any reports required to be filed by it under the Exchange Act of 1934, as amended, and (b) take such further action as each holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any holder of Registrable Securities, deliver to such holder a written statement as to whether it has complied with such requirements.

     Section 9. Participation in Underwritten Registrations.  No Person may
                -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no
                                                            --------
holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 hereof.

     Section 10. Miscellaneous.
                 -------------

        (a)  No Inconsistent Agreements.  The Company shall not hereafter
             --------------------------
enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Registration Rights Holders in this Registration Rights Agreement.

        (b)  Adjustments Affecting Registrable Securities.  The Company shall
             --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Registration Rights Holders to include their Registrable Securities in a registration undertaken pursuant to this Registration Rights Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

        (c)  Remedies.  Any Person having rights under any provision of this
             --------
Registration Rights Agreement shall be entitled to enforce such rights specifically and to recover damages caused by reason of any breach of any provision of this Registration Rights Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Registration Rights Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Registration Rights Agreement.

        (d)  Amendments and Waivers.  Except as otherwise provided herein, the
             ----------------------
provisions of this Registration Rights Agreement may be amended or waived only upon the prior written consent of the Company and the Registration Rights Holders holding a majority of the Registrable Securities; provided
                                                          --------
that (i) no such amendment or action which adversely affects any one Registration Rights Holder or group of Registration Rights Holders, as such, vis-a-vis the other Registration Rights Holders, as such, shall be effective against such Registration Rights Holder or Registration Rights Holders without the prior written consent of such Registration Rights Holder or Registration Rights Holders and (ii) no such amendment or action which adversely affects the unique rights of Virgin, Rho and Columbia House hereunder (e.g., a reduction in the number of their Demand Registrations) shall be effective against Virgin, Rho or Columbia House without the prior written consent of Virgin, Rho and Columbia House, as the case may be.

        (e)  Successors and Assigns.  All covenants and agreements in this
             ----------------------
Registration Rights Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto. Except by operation of law, this Agreement may not be assigned by the Company or any other party without the prior written consent of a majority of the Registrable Securities outstanding at the time consent is requested. In addition and notwithstanding the foregoing, Virgin may assign this Agreement to any holder of Virgin Registrable Securities and, whether or not any express assignment has been made, the provisions of this Registration Rights Agreement which are for the benefit of Virgin are also for the benefit of, and enforceable by, any subsequent holder of Virgin Registrable Securities.

        (f)  Severability.  Whenever possible, each provision of this
             ------------
Registration Rights Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Rights

Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Registration Rights Agreement.

        (g)  Counterparts.  This Registration Rights Agreement may be executed
             ------------
simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Registration Rights Agreement.

        (h)  Descriptive Headings.  The descriptive headings of this
             --------------------
Registration Rights Agreement are inserted for convenience only and do not constitute a part of this Registration Rights Agreement.

        (i)  Governing Law.  The corporate law of the State of Delaware shall
             -------------
govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Registration Rights Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

        (j)  Notices.  All notices, demands or other communications provided
             -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, e-mail, courier service, overnight mail or personal delivery:

                (i) if to Virgin, addressed to it in the manner set forth in the Agreement, or at such other address as it shall have furnished to the Company in writing in the manner set forth herein;

                (ii) if to Rho, Columbia House or the Other Holders, at the address that such holder shall have furnished to the Company in writing; or

                (iii) if to the Company, addressed to it in the manner set forth in the Agreement, or at such other address as the Company shall have furnished to each Registration Rights Holder at the time outstanding in the manner set forth herein.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered to a courier, if delivered by overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied or transmitted by e-mail.

        (k)  Entire Agreement.  This Registration Rights Agreement is
             ----------------
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, including the Existing Registration Rights Agreements.

        (l)  Further Assurances.  Each of the parties shall execute such
             ------------------
documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Registration Rights Agreement.


                            *     *     *     *    *

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                      MUSICMAKER.COM, INC.


                                      By: /s/ Robert Bernardi
                                         ______________________________
                                         Name: Robert Bernardi
                                         Title: Chairman and Co-CEO


                                      By: /s/ Devarajan S. Puthukarai
                                         ______________________________
                                         Name: Devarajan S. Puthukarai
                                         Title: President and Co-CEO


                                      VIRGIN HOLDINGS, INC.


                                      By: /s/ Susan Feingold
                                         ______________________________
                                         Name: Susan Feingold
                                         Title: Secretary


                                      RHO MANAGEMENT TRUST I


                                      By: /s/ Joshua Ruch
                                         ______________________________
                                         Name: Joshua Ruch
                                         Title:  Chairman and CEO


                                      THE COLUMBIA HOUSE COMPANY


                                      By: /s/ Richard C. Wolter
                                         ______________________________
                                         Name: Richard C. Wolter
                                         Title: Chairman and C.E.O.

                                        /s/ Robert P. Bernardi
                                      _________________________________
                                      Robert P. Bernardi

                                      /s/ Devarajan S. Puthukarai
                                      _________________________________
                                      Devarajan S. Puthukarai

                                      /s/ Irwin H. Steinberg
                                      _________________________________
                                      Irwin H. Steinberg


                                      RHL VENTURES LLC


                                      By: /s/ Robert Lessin
                                         ______________________________
                                         Name:
                                         Title:

                                   Schedule I

                             Officers and Directors
                             ----------------------



1. Robert P. Bernardi, Co-Chief Executive Officer and Chairman of the Board of Directors.

2. Devarajan S. Puthukarai, President, Co-Chief Executive Officer, Chief Operating Officer and Director.

3.   Irwin H. Steinberg, Vice Chairman of the Board of Directors and Consultant.

                                  Schedule II

                               Other Shareholder
                               -----------------



1.  RHL Ventures LLC c/o Robert Lessin.

                                 Schedule III

                    Existing Registration Rights Agreements
                    ---------------------------------------



1. Rho Management Trust I, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

2. The Columbia House Company, pursuant to Section 4 of the Warrant Agreement dated as of June 11, 1998 between the Company and The Columbia House Company. Nothing in this Registration Rights Agreement shall affect the provisions of the Warrant Agreement other than Section 4 thereof.

3. Robert P. Bernardi, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

4. Devarajan S. Puthukarai, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.

5. Irwin H. Steinberg, pursuant to a Letter Agreement between the Company and Irwin H. Steinberg, dated January 23, 1997.

6. RHL Ventures LLC c/o Robert Lessin, pursuant to a Securities Purchase Agreement dated as of December 9, 1997, between the Company and Rho Management Trust I, RHL Ventures LLC, Robert P. Bernardi, and Devarajan S. Puthukarai.